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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 4, 2000
                                                 ------------------

                     AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware            File No. 1-13696        31-1401455
    ---------------     ------------------------ -----------------
   (State or other      (Commission file number)  (IRS employer
   jurisdiction of                                identification
   incorporation)                                 number)


      703 Curtis Street, Middletown, Ohio             45043
   ----------------------------------------       -------------
   (Address of principal executive offices)        (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.   Other Events.
          ------------

     Filed herewith is a copy of a Press Release, dated January 4, 2000, issued by AK Steel Holding Corporation (the "Company")to announce the election of Donald V. Fites and Daniel J. Meyer to its Board of Directors effective January 1, 2000. Mr. Fites, 65, is the retired chairman and chief executive officer of Caterpillar Inc. (NYSE: CAT). Mr. Meyer, 63, is chairman and chief executive officer of Milacron Inc. (NYSE: MZ), a Cincinnati-based plastics and metalworking technologies company.


Item 7.   Exhibit.
          -------

          (a) Financial Statements of business acquired:

               Not applicable.

          (b) Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated January 4, 2000

                                       2
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                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AK STEEL HOLDING CORPORATION

                              /s/ Brenda S. Harmon
                                  ----------------------------
                                  Brenda S. Harmon
                                  Secretary


Dated:  January 4, 2000

                                       3
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                         AK STEEL HOLDING CORPORATION


                                    FORM 8-K

                                 CURRENT REPORT

                                 Exhibit Index



Exhibit No.    Description                                         Page
----------     -----------                                         ----

   (1)         Press Release, dated January 4, 2000                  5

                                       4